Net income per ordinary share (Tables)	12 Months Ended
Dec. 31, 2025
Net income per ordinary share
Summary of basic and diluted net income per ordinary share

	Years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Numerator:
Net income attributable to the Company	737,137	1,275,348	1,620,992
Denominator:
Weighted average number of ordinary shares outstanding (for basic calculation)	405,628,647	413,681,482	415,609,839
Effect of dilutive share-based awards(i)	9,194,655	3,547,756	3,687,459
Weighted average number of ordinary shares and dilutive potential ordinary shares outstanding (for diluted calculation)	414,823,302	417,229,238	419,297,298
Basic net income per ordinary share (in RMB)	1.82	3.08	3.90
Diluted net income per ordinary share (in RMB)	1.78	3.06	3.87

(i)For the years ended December 31, 2023, 2024 and 2025, 401,405, nil and nil share options were excluded from the calculation of diluted per ordinary share as their effects would have been anti-dilutive.